UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date or Report (Date of earliest event reported): April 20, 2007
                                                          --------------


                         MEDICAL MEDIA TELEVISION, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

         Florida                       333-105840               59-3645932
------------------------------        -----------               -----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

8406 Benjamin Road, Suite C, Tampa, Florida                       33634
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(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (813) 888-7330
                                                           --------------


                                       N/A
                                       ---
                         (Former Name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))



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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      Information called for by this item is contained in Item 3.02 below, which is incorporated herein by reference.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

      On April 18, 2007, Medical Media Television, Inc. (the "Company") issued 5,000,000 shares of its common stock, par value $0.0005 per share (the "Common Stock), to Vicis Capital Master Fund ("Vicis") pursuant to the terms of that certain Stock Purchase Agreement (the "Purchase Agreement") of even date therewith. Pursuant to the Purchase Agreement, the Company sold the Common Stock to Vicis at $0.01 per share, for a total purchase price of $50,000. The purchase price for the Common Stock was paid in cash. Pursuant to the Purchase Agreement, Vicis agreed to waive all anti-dilution privileges, preemptive rights, and price adjustment rights on all convertible securities held by Vicis, except for certain common stock purchase warrants held by Vicis. The issuance of the Common Stock was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. The Common Stock was issued to one institutional investor.

      The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the form of the Purchase Agreement, a copy of which is attached hereto.

ITEM 5.03     AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS

      On April 17, 2007, the majority shareholder of the Company, holding a total of 25,181,552 shares of the total shares of Common Stock outstanding of 46,121,302 (55%), approved the Articles of Amendment to the Articles of Incorporation increasing the authorized common shares of the Company from 100,000,000 to 250,000,000, such amendment to become effective at the close of business on April 19, 2007.

ITEM 9.01.    FINANCIAL  STATEMENTS AND EXHIBITS

The following exhibits are filed with this Form 8-K:

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     Exhibit No.        Description
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        3.01              Articles of Amendment to Articles of Incorporation
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        10.01             Stock Purchase Agreement
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        99.01             Written Action of a Majority of the Shareholders
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                           (Signature page to follow)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    April 23, 2007

                                        MEDICAL MEDIA TELEVISION, INC.
                                        (Registrant)


                                        By: /s/ Philip M. Cohen
                                            ------------------------------------
                                            Philip M. Cohen, President and
                                            Chief Executive Officer